UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) : January 25, 2011

Commission File No. 333-136643

ONE BIO, CORP.

(Exact name of registrant as specified in its charter)

Florida	59-3656663
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

19950 West Country Club Drive, Suite 100, Aventura, FL 33180

(Address of principal executive offices)

305-328-8662

(Issuer telephone number)

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions  (see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                       Other Events.

On January 25, 2011 ONE Bio, Corp. ("ONE" or the "Company") filed with the Securities and Exchange Commission a request to withdraw its registration statement (“Registration Statement”) regarding a proposed offering of shares of its common stock as the Company does not intend to pursue the contemplated public offering at this time and believes the withdrawal to be consistent with the public interest and the protection of investors.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONE Bio, Corp.

January 25, 2011	/s/ Marius Silvasan
Marius Silvasan
Chief Executive Officer and Director

January 25, 2011	/s/ Cris Neely
Cris Neely
Chief Financial Officer and Director